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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 April 24, 2000

                                   AT&T CORP.
               (Exact name of registrant as specified in charter)

                                    New York
                 (State or other jurisdiction of incorporation)

        1-1105                                             13-4924710
 (Commission File No.)                         (IRS employer identification no.)

32 Avenue of the Americas, New York, New York                         10013-3412
  (Address of principal executive offices)                            (Zip Code)

               Registrant's telephone number, including area code:
                                 (212) 387-5400
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Form 8-K
AT&T Corp.
April 24, 2000



ITEM 5. OTHER EVENTS

                  On April 24, 2000, AT&T Corp. issued a press release (the "Release") announcing first quarter financial information for its wireless mobility unit. A copy of the Release is attached hereto as
         Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits.


                  99.1     Press release issued by AT&T Corp. on April 24, 2000.
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Form 8-K
AT&T Corp.
April 24, 2000



                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   AT&T CORP.


                                   By:  /s/ Robert S. Feit
                                        --------------------------------------
                                        Name: Robert S. Feit
                                        Title:  General Attorney and Assistant
                                                Secretary



Date:  April 24, 2000
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                                  EXHIBIT INDEX


   Exhibit
      No.               Description
   -------              -----------
     99.1               Press release issued by AT&T Corp. on April 24, 2000.